EXHIBIT 21.1

Healthpeak Properties, Inc.
Subsidiaries
As of February 6, 2023

Entity Name	Jurisdiction of Organization or Formation
100 Discovery Park DE, LLC	Delaware
424 Summit Property, LLC	Delaware
557 Highland, LLC	Delaware
700 Broadway MOB, LLC	Delaware
Abingdon AL Investors, LLC	Virginia
AHP of Nevada, LLC	Delaware
AHP of Washington, Inc.	Washington
Annapolis Assisted Living, LLC	Maryland
ARC Richmond Place Real Estate Holdings, LLC	Delaware
Arlington Heights MOB, LLC	Delaware
Aurora HCP, LLC	Delaware
Aurora MOB, LLC	Delaware
Bayside Acquisition, LLC	Delaware
Bayside Area Development, LLC	Delaware
Bentonville Medical Offices, LLC	Delaware
Bolingbrook MOB, LLC	Delaware
Brandon MOB, LLC	Delaware
Brandywine GP, LLC	Delaware
Brentwood MOB Owners LLC	Delaware
Brentwood MOB, LLC	Delaware
Bristol Health Investors, LLC	Virginia
Britannia Biotech Gateway Limited Partnership	Delaware
Britannia Gateway II Limited Partnership	Delaware
Britannia Hacienda II Limited Partnership	Delaware
Britannia Hacienda VIII LLC	Delaware
Britannia PG TRS, LLC	Delaware
Britannia Pointe Grand Limited Partnership	Delaware
Burnsville 303 MOB, LLC	Delaware
Burnsville 305 MOB, LLC	Delaware
CCRC – Freedom Fairways Golf Course, LLC	Delaware
CCRC – Freedom Pointe at the Villages, LLC	Delaware
CCRC – Lake Port Square, LLC	Delaware
CCRC – Regency Oaks, LLC	Delaware
CCRC – South Port Square, LLC	Delaware
CCRC 2019 OpCo TRS, LLC	Delaware
CCRC HoldCo – Holland, LLC	Delaware
CCRC OpCo – Bradenton, LLC	Delaware
CCRC OpCo – Cypress Village, LLC	Delaware
CCRC OpCo – Foxwood Springs, LLC	Delaware
CCRC OpCo – Freedom Square, LLC	Delaware
CCRC OpCo – Galleria Woods, LLC	Delaware
CCRC OpCo – Gleannloch Farms, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
CCRC OpCo -- Hillside, LLC	Delaware
CCRC OpCo – Holland, LLC	Delaware
CCRC OpCo – Robin Run, LLC	Delaware
CCRC OpCo – Sun City Center, LLC	Delaware
CCRC OpCo Ventures II, LLC	Delaware
CCRC OpCo Ventures, LLC	Delaware
CCRC PropCo – Bradenton, LLC	Delaware
CCRC PropCo – Brandywine MC, LLC	Delaware
CCRC PropCo – Cypress Village, LLC	Delaware
CCRC PropCo – Foxwood Springs, LLC	Delaware
CCRC PropCo – Freedom Plaza, LLC	Delaware
CCRC PropCo – Freedom Square, LLC	Delaware
CCRC PropCo – Galleria Woods, LLC	Delaware
CCRC PropCo – Gleannloch Farms, LLC	Delaware
CCRC PropCo -- Hillside, LLC	Delaware
CCRC PropCo – Holland, LLC	Delaware
CCRC PropCo – Homewood Residence, LLC	Delaware
CCRC PropCo – LadyLake, LLC	Delaware
CCRC PropCo – Robin Run, LLC	Delaware
CCRC PropCo Ventures II, LLC	Delaware
CCRC PropCo Ventures, LLC	Delaware
CCRC-Brandywine, LLC	Delaware
CDP Residual Holdings, LLC	Delaware
Centennial MOB, LLC	Delaware
Charles Pavilion Holding, LLC	Delaware
Cherry Hill MOB, LLC	Delaware
Chino Hills TRS, LLC	Delaware
Columbia MOB, LLC	Delaware
Cullman POB II, LLC	Delaware
Cullman POB Partners I, LLC	Delaware
Cypress Garden Homes, LLC	Delaware
DR California III Holdings, LLC	Delaware
DR California IV Holdings, LLC	Delaware
DSTS, LLC	Florida
Durant MOB Manager LLC	Delaware
Durant MOB Owner LLC	Delaware
East Texas Medical Equity Investors Limited Partnership	Texas
Encino MOB, LLC	Delaware
Evansville MOB Owners Limited Partnership	Delaware
FAEC 35 CPD, LLC	Delaware
FAEC Holdings (Abbey), LLC	Delaware
FAEC Holdings (Biddeford), LLC	Delaware
FAEC Holdings (Concord East Epsom Dover), LLC	Delaware
FAEC Holdings (Concord Horseshoe Commercial), LLC	Delaware
FAEC Holdings (Concord North Foundry), LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
FAEC Holdings (EP), LLC	Delaware
FAEC Holdings (Highlands Ranch), LLC	Delaware
FAEC Holdings (LA), LLC	Delaware
FAEC Holdings (Ortho Ashton), LLC	Delaware
FAEC Holdings (Ortho Shallotte), LLC	Delaware
FAEC Holdings (Ortho Shipyard), LLC	Delaware
FAEC Holdings (Riverwalk), LLC	Delaware
FAEC Holdings (Rockwall), LLC	Delaware
FAEC Holdings (Slidell), LLC	Delaware
FAEC-Kingwood Medical, LLC	Delaware
Faulkner Hinton/Suburban I, LLC	Kentucky
Faulkner Hinton/Suburban III, LLC	Kentucky
FDG-Vintage Park II Property, LLC	Delaware
FDG-Vintage Park II, LLC	Delaware
Foxwood Springs Garden Homes, LLC	Delaware
Frisco Centennial MOB I, LLC	Delaware
Frisco Centennial MOB II, LLC	Delaware
FSP-Deer Park, LLC	Delaware
FSP-Waldwick Holding, LLC	Delaware
FSP-Waldwick Property, LLC	Delaware
Hacienda Stoneridge II, Incorporated	Delaware
Hayden Campus TRS LLC	Delaware
Hayward Point Eden I Limited Partnership	Delaware
HC AL Investors, LLC	Virginia
HCP - AM/Colorado, LLC	Delaware
HCP - AM/Florida, LLC	Delaware
HCP - AM/Illinois, LLC	Delaware
HCP - AM/Tennessee, LLC	Delaware
HCP - AM/Texas, LLC	Delaware
HCP (HI), Inc.	Hawaii
HCP 101 Cambridgepark Drive Member, LLC	Delaware
HCP 1101 Madison MOB, LLC	Delaware
HCP 3535 Market Street GP, LLC	Delaware
HCP 3535 Market Street, LP	Delaware
HCP 600 Broadway MOB, LLC	Delaware
HCP 833 Chestnut, LLC	Delaware
HCP Abingdon AL, LLC	Virginia
HCP Abingdon AL, LP	Texas
HCP Acquisitions, LLC	Delaware
HCP Albuquerque NM OpCo, LLC	Delaware
HCP Altamonte Springs, LLC	Delaware
HCP Arlington VA OpCo, LLC	Delaware
HCP Arnold MOB, LLC	Delaware
HCP Asia Investments, LLC	Delaware
HCP Atrium MOB LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Aur1 California A Pack, LLC	Delaware
HCP Beaumont TX OpCo, LLC	Delaware
HCP Beckett Lake, LLC	Delaware
HCP Bellevue WA OpCo, LLC	Delaware
HCP Bethesda MD OpCo, LLC	Delaware
HCP Beverly Hills CA OpCo, LLC	Delaware
HCP Biotech Gateway Incorporated	Delaware
HCP Birmingham Portfolio, LLC	Delaware
HCP Boca Raton FL OpCo, LLC	Delaware
HCP Boynton Beach FL OpCo, LLC	Delaware
HCP Boynton Beach, LLC	Delaware
HCP Briargate MOB, LLC	Delaware
HCP Brofin Holdings, LLC	Delaware
HCP Brofin Properties, LLC	Delaware
HCP Brooklyn NY OpCo, LLC	Delaware
HCP BTC, LLC	Delaware
HCP Buford GA OpCo, LLC	Delaware
HCP Callan Road, LLC	Delaware
HCP Cambridgepark Drive Member LLC	Delaware
HCP Canton GA OpCo, LLC	Delaware
HCP Carrollwood, LLC	Delaware
HCP Cherry Hill NJ OpCo, LLC	Delaware
HCP Chino Hills, L.P.	Delaware
HCP Cincinnati OH OpCo, LLC	Delaware
HCP Clearlake OpCo, LLC	Delaware
HCP Clearwater, LLC	Delaware
HCP Coconut Creek FL OpCo, LLC	Delaware
HCP Columbia MD OpCo, LLC	Delaware
HCP Coosa MOB, LLC	Delaware
HCP Cresskill NJ OpCo, LLC	Delaware
HCP CRS1 2801 Denton TX GP, LLC	Delaware
HCP CRS1 2801 Denton TX, LP	Delaware
HCP CRS1 Delphis Lead Lender, LP	Delaware
HCP CRS2 Cleveland OH GP, LLC	Delaware
HCP CRS2 Cleveland OH, LP	Delaware
HCP CRS2 Fresno CA GP, LLC	Delaware
HCP CRS2 Fresno CA, LP	Delaware
HCP CRS2 GP, LLC	Delaware
HCP CRS2 Keller - Wylie TX, LLC	Delaware
HCP CRS2 Ogden UT GP, LLC	Delaware
HCP CRS2 Ogden UT, LP	Delaware
HCP CRS2 Plano TX GP, LLC	Delaware
HCP CRS2 Plano TX, LP	Delaware
HCP CRS2, LP	Delaware
HCP CTE, L.P.	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Cy-Fair, LLC	Delaware
HCP Cypress TX MOB, LLC	Delaware
HCP DAS Acquisition, LLC	Delaware
HCP DAS Brentwood CA GP, LLC	Delaware
HCP DAS Cypress TX GP, LLC	Delaware
HCP DAS Cypress TX, LP	Delaware
HCP DAS Evansville IN GP, LLC	Delaware
HCP DAS GP, LLC	Delaware
HCP DAS Jackson II MS GP, LLC	Delaware
HCP DAS Lancaster TX GP, LLC	Delaware
HCP DAS Lender GP, LLC	Delaware
HCP DAS Lender, LP	Delaware
HCP DAS Lexington KY GP, LLC	Delaware
HCP DAS Marion IL GP, LLC	Delaware
HCP DAS Nassau Bay TX GP, LLC	Delaware
HCP DAS Parker CO GP, LLC	Delaware
HCP DAS Pearland TX GP, LLC	Delaware
HCP DAS Pearland TX, LP	Delaware
HCP DAS Pipeline 1, LLC	Delaware
HCP DAS Scottsdale AZ GP, LLC	Delaware
HCP DAS Texarkana TX GP, LLC	Delaware
HCP DAS Towson MD GP, LLC	Delaware
HCP DAS Towson MD, LP	Delaware
HCP DAS, LP	Delaware
HCP Dayton OH OpCo, LLC	Delaware
HCP Delray Beach FL OpCo, LLC	Delaware
HCP Delray Beach, LLC	Delaware
HCP Des Peres MO OpCo, LLC	Delaware
HCP DR California II, LLC	Delaware
HCP DR California III HoldCo, LLC	Delaware
HCP DR California III, LLC	Delaware
HCP DR California, LLC	Delaware
HCP DR MCD, LLC	Delaware
HCP DSL Bradenton FL OpCo, LLC	Delaware
HCP DSL Fort Myers FL OpCo, LLC	Delaware
HCP DSL Fort Myers IL FL OpCo, LLC	Delaware
HCP DSL Melbourne FL OpCo, LLC	Delaware
HCP DSL Naples FL OpCo, LLC	Delaware
HCP DSL Palm Beach Gardens FL OpCo, LLC	Delaware
HCP DSL PropCo Castle Hills, LLC	Delaware
HCP DSL PropCo Fort Myers IL, LLC	Delaware
HCP DSL PropCo Fort Myers, LLC	Delaware
HCP DSL PropCo Melbourne, LLC	Delaware
HCP DSL PropCo Naples, LLC	Delaware
HCP DSL PropCo Palm Beach Gardens, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP DSL PropCo Sarasota Bay, LLC	Delaware
HCP DSL PropCo Sugarloaf, LLC	Delaware
HCP DSL PropCo Tampa Palms, LLC	Delaware
HCP DSL Suwanee GA OpCo, LLC	Delaware
HCP DSL Tampa FL OpCo, LLC	Delaware
HCP DSL TRS, LLC	Delaware
HCP Dunwoody GA OpCo, LLC	Delaware
HCP Eastgate LLC	Delaware
HCP Eby1 Davenport IA, LP	Delaware
HCP Eby1 GP, LLC	Delaware
HCP Eby1 Illinois GP, LLC	Delaware
HCP Eby1 Illinois, LP	Delaware
HCP Eby1 Iowa GP, LLC	Delaware
HCP Eby1 Marion IA, LP	Delaware
HCP Eby1, LP	Delaware
HCP Eby2 Portage MI, LLC	Delaware
HCP Eden Manager, LLC	Delaware
HCP Eden1 Gainesville FL, LLC	Delaware
HCP Eden1 Jacksonville FL, LLC	Delaware
HCP Eden1 Tallahassee FL, LLC	Delaware
HCP Eden2 A Pack, LLC	Delaware
HCP Eden2 B Pack, LLC	Delaware
HCP Eden2 GP, LLC	Delaware
HCP Eden2 North Carolina GP, LLC	Delaware
HCP Eden2 North Carolina, LP	Delaware
HCP Eden2, LP	Delaware
HCP Edmonds WA OpCo, LLC	Delaware
HCP Emfin Properties, LLC	Delaware
HCP Emmons Ave NY OpCo, LLC	Delaware
HCP EMOH, LLC	Delaware
HCP ESL Fairborn OH OpCo, LLC	Delaware
HCP ESL Fairborn OH, LLC	Delaware
HCP ESL Fort Harrison IN OpCo, LLC	Delaware
HCP ESL Indiana, LLC	Delaware
HCP ESL Madison WI OpCo, LLC	Delaware
HCP ESL Portland OR OpCo, LLC	Delaware
HCP ESL West Lafayette IN OpCo, LLC	Delaware
HCP Estates USA Inc.	Delaware
HCP ETE, L.P.	Delaware
HCP Fallbrook TX OpCo, LLC	Delaware
HCP Falls Church VA OpCo, LLC	Delaware
HCP Fannin Medical Investors, LLC	Delaware
HCP Farmington Hills MI OpCo, LLC	Delaware
HCP Florham Park NJ OpCo, LLC	Delaware
HCP Forbes, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Fortuna OpCo, LLC	Delaware
HCP Frederick MD OpCo, LLC	Delaware
HCP Friendswood, LLC	Delaware
HCP Fund Management, LLC	Delaware
HCP Fund, L.P.	Delaware
HCP FW TX OpCo, LLC	Delaware
HCP Gen Lender, LLC	Delaware
HCP Glastonbury CT OpCo, LLC	Delaware
HCP GP/Colorado, LLC	Delaware
HCP Gray Street MOB, LLC	Delaware
HCP Greensboro NC OpCo, LLC	Delaware
HCP Greenville SC MOB 1, LLC	Delaware
HCP Greenville SC MOB 2, LLC	Delaware
HCP Hazel Creek, LLC	Delaware
HCP HB2 Carrington-Cherry Hills, LLC	Delaware
HCP HB2 Emerald Bay Manor, LLC	Delaware
HCP HB2 Greenwich - East-West Bay - Olympia Fields, LLC	Delaware
HCP HB2 Heritage Palmeras, LLC	Delaware
HCP HB2 Herons Run, LLC	Delaware
HCP HB2 Manor - Pointe Newport Place, LLC	Delaware
HCP HB2 North Bay Manor, LLC	Delaware
HCP HB2 Park at Golf Mill, LLC	Delaware
HCP HB2 Pinecrest Place, LLC	Delaware
HCP HB2 Prosperity Oaks, LLC	Delaware
HCP HB2 Sakonnet Bay Manor, LLC	Delaware
HCP HB2 South Bay Manor, LLC	Delaware
HCP HB2 Waterside Retirement Estates, LLC	Delaware
HCP HB3 Spring Shadows Place, LLC	Delaware
HCP HB3 Willowbrook, LLC	Delaware
HCP Hoke, LLC	Virginia
HCP Hoke, LP	Texas
HCP Hyde Park TRS, LLC	Delaware
HCP Insurance TRS, LLC	Delaware
HCP Irvine CA OpCo, LLC	Delaware
HCP Irving, LLC	Delaware
HCP Jackson Central Investors, LLC	Delaware
HCP Jacksonville, LLC	Delaware
HCP Jona Dr VA OpCo, LLC	Delaware
HCP Kenmore WA OpCo, LLC	Delaware
HCP Kingwood Medical MOB, LLC	Delaware
HCP Kirkland, LLC	Delaware
HCP Lake Granbury Investors, LLC	Delaware
HCP Lakeview MOB, LLC	Delaware
HCP Lancaster MOB, LLC	Delaware
HCP Lantana FL OpCo, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Lee AL, LLC	Virginia
HCP Lee AL, LP	Texas
HCP Leesburg VA OpCo, LLC	Delaware
HCP Lewisville TX OpCo, LLC	Delaware
HCP Life Science Assets TRS, LLC	Delaware
HCP Life Science Development, LLC	Delaware
HCP Life Science REIT, Inc.	Maryland
HCP Life Science Services TRS, LLC	Delaware
HCP Life Science, LLC	Delaware
HCP Lilburn GA OpCo, LLC	Delaware
HCP Louisville KY OpCo, LLC	Delaware
HCP LS Brisbane, LLC	Delaware
HCP LS Carlsbad, LLC	Delaware
HCP LS Poway I, LLC	Delaware
HCP LS Poway II, LLC	Delaware
HCP LS Poway III, LLC	Delaware
HCP LS Redwood City, LLC	Delaware
HCP LSE Property Manager, LLC	Delaware
HCP MA1 GP, LLC	Delaware
HCP MA1, LP	Delaware
HCP MA2 California, LP	Delaware
HCP MA2 GP Holding, LLC	Delaware
HCP MA2 Massachusetts, LP	Delaware
HCP MA2 Ohio, LP	Delaware
HCP MA2 Oklahoma, LP	Delaware
HCP MA2, LP	Delaware
HCP MA3 A Pack GP, LLC	Delaware
HCP MA3 A Pack, LP	Delaware
HCP MA3 California, LP	Delaware
HCP MA3 GP Holding, LLC	Delaware
HCP MA3 Pennsylvania, LP	Delaware
HCP MA3 South Carolina, LP	Delaware
HCP MA3 Virginia, LP	Delaware
HCP MA3 Washington, LP	Delaware
HCP MA3, LP	Delaware
HCP MA4 Cleveland OH, LP	Delaware
HCP MA4 Columbia MD, LP	Delaware
HCP MA4 Dayton OH, LP	Delaware
HCP MA4 Dunwoody GA, LP	Delaware
HCP MA4 GP Cleveland OH, LLC	Delaware
HCP MA4 GP Columbia MD, LLC	Delaware
HCP MA4 GP Dayton OH, LLC	Delaware
HCP MA4 GP Dunwoody GA, LLC	Delaware
HCP MA4 GP Florham Park NJ, LLC	Delaware
HCP MA4 GP Florida Holding, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP MA4 GP Greensboro NC, LLC	Delaware
HCP MA4 GP Kansas City KS, LLC	Delaware
HCP MA4 GP Northville MI, LLC	Delaware
HCP MA4 GP Omaha NE, LLC	Delaware
HCP MA4 GP Rockville MD, LLC	Delaware
HCP MA4 GP St. Charles IL, LLC	Delaware
HCP MA4 GP West Orange NJ, LLC	Delaware
HCP MA4 GP Wheaton IL, LLC	Delaware
HCP MA4 GP, LLC	Delaware
HCP MA4 Greensboro NC, LP	Delaware
HCP MA4 Kansas City KS, LP	Delaware
HCP MA4 Northville MI, LP	Delaware
HCP MA4 Omaha NE, LP	Delaware
HCP MA4 Rockville MD, LP	Delaware
HCP MA4 St. Charles IL, LP	Delaware
HCP MA4 Tampa FL, LP	Delaware
HCP MA4 Wheaton IL, LP	Delaware
HCP MA4, LP	Delaware
HCP Macon, LLC	Virginia
HCP Macon, LP	Texas
HCP Madison NJ OpCo, LLC	Delaware
HCP Manahawkin NJ OpCo, LLC	Delaware
HCP MCD TRS, LLC	Delaware
HCP Medical Office Buildings I, LLC	Delaware
HCP Medical Office Buildings II, LLC	Delaware
HCP Medical Office Buildings, LLC	Delaware
HCP Medical Office Portfolio, LLC	Delaware
HCP Mercer Island WA OpCo, LLC	Delaware
HCP Milton Medical Equity Investors, LLC	Delaware
HCP MOB Centerpoint LLC	Delaware
HCP MOB Evanston LLC	Delaware
HCP MOB Jordan Valley II LLC	Delaware
HCP MOB Jordan Valley LLC	Delaware
HCP MOB K.C. Imaging LLC	Delaware
HCP MOB Life Center LLC	Delaware
HCP MOB Lone Peak LLC	Delaware
HCP MOB Member, LLC	Delaware
HCP MOB Mesquite LLC	Delaware
HCP MOB Miami, LLC	Delaware
HCP MOB Property Manager, LLC	Delaware
HCP MOB Scottsdale LLC	Delaware
HCP MOB Texas, LLC	Delaware
HCP Monterrey Holdings, LLC	Delaware
HCP Monterrey, LLC	Delaware
HCP Mooresville NC OpCo, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP MOP 1110 Irving TX, LP	Delaware
HCP MOP 1411 Aurora CO GP, LLC	Delaware
HCP MOP 1411 Aurora CO, LP	Delaware
HCP MOP 1421 Aurora CO GP, LLC	Delaware
HCP MOP 1421 Aurora CO, LP	Delaware
HCP MOP 7200 Irving TX, LP	Delaware
HCP MOP A Pack GP, LLC	Delaware
HCP MOP California, LP	Delaware
HCP MOP Columbia MD GP, LLC	Delaware
HCP MOP Columbia MD, LP	Delaware
HCP MOP Denver CO GP, LLC	Delaware
HCP MOP Denver CO, LP	Delaware
HCP MOP Fairfax VA, LP	Delaware
HCP MOP GP, LLC	Delaware
HCP MOP Houston TX, LLC	Delaware
HCP MOP Member, LLC	Delaware
HCP MOP, LP	Delaware
HCP Mount Vernon IL OpCo, LLC	Delaware
HCP Mount Vernon IL, LLC	Delaware
HCP NE Retail, LLC	Delaware
HCP NE Tower, LLC	Delaware
HCP Oak Park, LLC	Delaware
HCP Ocoee, LLC	Delaware
HCP Ogden MOB, LLC	Delaware
HCP Omaha NE OpCo, LLC	Delaware
HCP Orange NJ OpCo, LLC	Delaware
HCP Otay Ranch TRS, LLC	Delaware
HCP Oviedo, LLC	Delaware
HCP Owasso MOB, LLC	Delaware
HCP Oyster Point III LLC	Delaware
HCP Palm Springs OpCo, LLC	Delaware
HCP Partners, LP	Delaware
HCP PC1 Brentwood TN, LLC	Delaware
HCP PC1 Buckhead GA, LLC	Delaware
HCP PC1 Friendship Heights MD, LLC	Delaware
HCP PC1 Naples FL, LLC	Delaware
HCP PC1 New Jersey, LLC	Delaware
HCP PC1 North Carolina, LLC	Delaware
HCP PC1 Stamford CT, LLC	Delaware
HCP PC1 Venice FL, LLC	Delaware
HCP PC2, LLC	Delaware
HCP Pearland TX MOB, LLC	Delaware
HCP Periferico 4338 Holdings, LLC	Delaware
HCP Periferico 4338, LLC	Delaware
HCP Pinellas Park, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Pleasant, LLC	Delaware
HCP Plymouth MA OpCo, LLC	Delaware
HCP Plymouth Township MI OpCo, LLC	Delaware
HCP Point Eden Incorporated	Delaware
HCP Port Orange FL OpCo, LLC	Delaware
HCP Port Orange, LLC	Delaware
HCP Prairie Village KS OpCo, LLC	Delaware
HCP Queen City, LLC	Virginia
HCP Queen City, LP	Texas
HCP Raleigh NC OpCo, LLC	Delaware
HCP Remington Oaks MOB, L.P.	Delaware
HCP Richmond Heights MO OpCo, LLC	Delaware
HCP RP1-VB, LLC	Delaware
HCP RSF Portfolio GP, LLC	Texas
HCP RSF Portfolio, LLC	Delaware
HCP Rural Retreat, LLC	Virginia
HCP Rural Retreat, LP	Texas
HCP Saddle River NJ OpCo, LLC	Delaware
HCP San Antonio TX MOB, LLC	Delaware
HCP Santa Rosa CA OpCo, LLC	Delaware
HCP Senior Housing Properties, LLC	Delaware
HCP S-H 2014 Member, LLC	Delaware
HCP S-H 2015 OpCo TRS, LLC	Delaware
HCP S-H ASL OpCo, LLC	Delaware
HCP S-H CA OpCo, LLC	Delaware
HCP SH California, LLC	Delaware
HCP S-H DSL OpCo HoldCo, LLC	Delaware
HCP SH Eldorado Heights, LLC	Delaware
HCP SH ELP1 Properties, LLC	Delaware
HCP SH ELP2 Properties, LLC	Delaware
HCP SH ELP3 Properties, LLC	Delaware
HCP S-H ESL OpCo, LLC	Delaware
HCP S-H FM OpCo, LLC	Delaware
HCP SH Hermiston Terrace, LLC	Delaware
HCP SH Lassen House, LLC	Delaware
HCP S-H LCS OpCo, LLC	Delaware
HCP SH Mountain Laurel, LLC	Delaware
HCP SH Mountain View, LLC	Delaware
HCP S-H MRE/HCP OpCo Member, LLC	Delaware
HCP S-H MRE/HCP PropCo Member, LLC	Delaware
HCP S-H OpCo TRS, LLC	Delaware
HCP SH River Road, LLC	Delaware
HCP SH River Valley Landing, LLC	Delaware
HCP SH Sellwood Landing, LLC	Delaware
HCP S-H SHC OpCo, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP S-H Sunrise OpCo HoldCo, LLC	Delaware
HCP SH Windfield Village, LLC	Delaware
HCP Shore, LLC	Delaware
HCP Shorehaven MI OpCo, LLC	Delaware
HCP SLB Florida, LLC	Delaware
HCP Slidell Land TRS, LLC	Delaware
HCP South Buford GA OpCo, LLC	Delaware
HCP Southwest MOB, LLC	Delaware
HCP Springs MOB Louisville, LLC	Delaware
HCP Springtree, LLC	Delaware
HCP SSF, LLC	Delaware
HCP St Charles IL OpCo, LLC	Delaware
HCP St. Augustine, LLC	Delaware
HCP ST1 Colorado GP, LLC	Delaware
HCP ST1 Colorado, LP	Delaware
HCP Sterling VA OpCo, LLC	Delaware
HCP Stone Oak MOB, L.P.	Delaware
HCP Sun1 Beverly Hills CA, LLC	Delaware
HCP Sun1 Edmonds WA, LLC	Delaware
HCP Sun1 GP, LLC	Delaware
HCP Sun1 Lilburn GA, LLC	Delaware
HCP Sun1, LP	Delaware
HCP Sun2 Des Peres MO, LLC	Delaware
HCP Sun2 Richmond Heights MO, LLC	Delaware
HCP Sun2 Wilmette IL, LLC	Delaware
HCP Sunrise FL OpCo, LLC	Delaware
HCP Tampa FL MOB, LLC	Delaware
HCP Tampa FL OpCo, LLC	Delaware
HCP Tesson, LLC	Delaware
HCP Torrey Pines LLC	Delaware
HCP Torreyana, LLC	Delaware
HCP Torrington CT OpCo, LLC	Delaware
HCP TPSP, LLC	Delaware
HCP TRS LF Lender, LLC	Delaware
HCP UK Investments Holdings, LLC	Delaware
HCP UK Lender, LP	Delaware
HCP University Center East LLC	Delaware
HCP University Center West LLC	Delaware
HCP Ventures II Member, LLC	Delaware
HCP Ventures II Partner, LLC	Delaware
HCP Ventures II TRS, LLC	Delaware
HCP Ventures III, LLC	Delaware
HCP Ventures IV Member, LLC	Delaware
HCP Ventures IV, LLC	Delaware
HCP Ventures V Member, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
HCP Ventures V TRS, LLC	Delaware
HCP Ventures V, LLC	Delaware
HCP Ventures VII, LLC	Delaware
HCP Ventures VIII, LLC	Delaware
HCP Veranda, LLC	Delaware
HCP Vintage Park II TRS, LLC	Delaware
HCP Voorhees Township NJ OpCo, LLC	Delaware
HCP VPI Sorrento II, LLC	Delaware
HCP Waldwick TRS, LLC	Delaware
HCP Wekiwa Springs, LLC	Delaware
HCP Westgate1 Auburn Hills MI, LLC	Delaware
HCP Westgate1 Sterling Heights MI, LLC	Delaware
HCP Westlake OH OpCo, LLC	Delaware
HCP Westminster MD OpCo, LLC	Delaware
HCP Wheaton IL OpCo, LLC	Delaware
HCP Wilmette IL OpCo, LLC	Delaware
HCP Wilson Blvd VA OpCo, LLC	Delaware
HCP Woodbridge, LLC	Delaware
HCP Woodlands TX MOB, LLC	Delaware
HCP Woodside TX OpCo, LLC	Delaware
HCP Youngstown OH OpCo, LLC	Delaware
HCP Yreka OpCo, LLC	Delaware
HCP/KING 101 CPD LLC	Delaware
HCP/KING 87 CPD LLC	Delaware
HCP/King Hayden Campus LLC	Delaware
HCP/LFREP Carmichael Owner, LLC	Delaware
HCP/LFREP Durham Lab, LLC	Delaware
HCP/LFREP Durham, LLC	Delaware
HCP/LFREP Ventures I, LLC	Delaware
HCP/LFREP Ventures II, LLC	Delaware
HCP/LS 2011 REIT LLC	Delaware
HCPI/Colorado Springs Limited Partnership	Delaware
HCPI/Kansas Limited Partnership	Delaware
HCPI/Little Rock Limited Partnership	Delaware
HCPI/San Antonio Limited Partnership	Delaware
HCPI/Sorrento, LLC	Delaware
HCPI/Stansbury, LLC	Delaware
HCPI/Tennessee, LLC	Delaware
HCPI/Utah II, LLC	Delaware
HCPI/Utah, LLC	Delaware
HCPI/Wesley, LLC	Delaware
HCP-Pointe Grand, Incorporated	Delaware
HCP-Torrey Pines I, Inc.	Delaware
HCP-Torrey Pines Science Center, Inc.	Delaware
Health Care Investors III	California

Entity Name	Jurisdiction of Organization or Formation
Healthpeak - GP/National LLC	Delaware
Healthpeak Crosswood II, LLC	Delaware
Healthpeak Crosswood, LLC	Delaware
Healthpeak CRS1 Delphis Lead Lender Partner 1, LLC	Delaware
Healthpeak CRS1 Delphis Lead Lender Partner 2, LLC	Delaware
Healthpeak Life Science Properties, Inc.	Delaware
Healthpeak LLC	Delaware
Healthpeak Louisville, LLC	Delaware
Healthpeak Medical Office Properties, LLC	Delaware
Healthpeak Merger Sub, Inc.	Maryland
Healthpeak MOB (DE), LLC	Delaware
Healthpeak Mortgage LLC	Delaware
Healthpeak Partners GP, LLC	Delaware
Healthpeak Properties TRS, LLC	Delaware
Healthpeak Properties, Inc.	Maryland
Healthpeak Properties, LLC	Delaware
Healthpeak Senior Housing Properties LLC	Delaware
Healthpeak S-H 2015 Member, LLC	Delaware
Healthpeak SU TRS LLC	Delaware
Healthpeak TRS, LLC	Delaware
Jackson HCP, LLC	Delaware
Jackson II MOB Owners LLC	Delaware
Lake Seminole Square, LLC	Delaware
Lakeview Regional MOB, LLC	Delaware
Lancaster Medical Equity Investors, Ltd.	Texas
Lancaster MOB East and West Partners, Ltd.	Texas
Lansdowne MOB, LLC	Delaware
LASDK Limited Partnership	Delaware
Laurel Terrace MOB, LLC	Delaware
Lee AL Investors, LLC	Virginia
Lee's Summit MOB, LLC	Delaware
Lexington Equity Investors, Ltd.	Florida
Lexington MOB Partners, Ltd.	Florida
Lockport Crossings MOB, LLC	Delaware
LS 100 CDP Member, LLC	Delaware
LS 200 CDP, LLC	Delaware
LS 400/500 CDP, LLC	Delaware
LS 725 Concord, LLC	Delaware
LS 75 Hayden TRS, LLC	Delaware
LS 75 Hayden, LLC	Delaware
LS Alewife I, LLC	Delaware
LS Alewife II, LLC	Delaware
LS Alewife III, LLC	Delaware
LS Alewife IV, LLC	Delaware
LS Alewife IX, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
LS Alewife V, LLC	Delaware
LS Alewife VI, LLC	Delaware
LS Alewife VII, LLC	Delaware
LS Alewife VIII, LLC	Delaware
LS Alewife X, LLC	Delaware
LS King Hartwell Innovation Campus, LLC	Delaware
LS King Hartwell Investor Member, LLC	Delaware
LS King Hartwell TRS, LLC	Delaware
LS Lusk Land, LLC	Delaware
LS MA Holdco, LLC	Delaware
LS MA Services TRS, LLC	Delaware
LS Needham Holdco TRS, LLC	Delaware
LS Needham Member, LLC	Delaware
LS The Post, LLC	Delaware
LS Vista Sorrento I, LLC	Delaware
LS Vista Sorrento II, LLC	Delaware
Mariner Point Special SPE LLC	Delaware
Marion Medical Equity Investors LLC	Delaware
Marion Medical Investors, L.P.	Illinois
Marion MOB Partners, L.P.	Illinois
MCD Clodus Fields, LLC	Delaware
McDowell Mountain Medical Investors, Ltd.	Florida
McKinney HCP GP, LLC	Delaware
McKinney HCP, L.P.	Delaware
McKinney MOB, LLC	Delaware
Meadowdome, LLC	Maryland
Medcap HCPI Development, LLC	Delaware
MedCap Holding II, LLC	Delaware
MedCap Holding III, LLC	Delaware
MedCap Holding IV, LLC	Delaware
MedCap Properties I, LLC	Delaware
Medcap Properties II, LLC	Delaware
Medcap Properties, LLC	Delaware
Medical Office Buildings of Alaska, LLC	Delaware
Medical Office Buildings of California Goodsam, LLC	Delaware
Medical Office Buildings of California, LLC	Delaware
Medical Office Buildings of Colorado II, LLC	Delaware
Medical Office Buildings of Colorado III, LLC	Delaware
Medical Office Buildings of Colorado, LLC	Delaware
Medical Office Buildings of Florida, LLC	Delaware
Medical Office Buildings of Nevada, LLC	Delaware
Medical Office Buildings of Nevada-Southern Hills, LLC	Delaware
Medical Office Buildings of Osceola, LLC	Delaware
Medical Office Buildings of Plano, L.P.	Delaware
Medical Office Buildings of Plantation, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Medical Office Buildings of Reston, LLC	Delaware
Medical Office Buildings of Tennessee, LLC	Delaware
Medical Office Buildings of Texas City, L.P.	Delaware
Medical Office Buildings of Texas, L.P.	Delaware
Medical Office Buildings of Utah, LLC	Delaware
Meridan Fund, LLC	Delaware
Meridian Care Group MOB, LLC	Delaware
MHI Investments, LLC	North Carolina
Michigan Road MOB, LLC	Delaware
Mission Springs AL, LLC	Delaware
MOB 1 of California, LLC	Delaware
MOB 10 of Florida, LLC	Delaware
MOB 101 of Texas, L.P.	Delaware
MOB 103 of Texas, L.P.	Delaware
MOB 105 of Texas, L.P.	Delaware
MOB 11 of Florida, LLC	Delaware
MOB 111 of Texas, L.P.	Delaware
MOB 122 of Texas, L.P.	Delaware
MOB 124 of Texas, L.P.	Delaware
MOB 13 of Florida, LLC	Delaware
MOB 132 of Alaska, LLC	Delaware
MOB 135 of Florida, LLC	Delaware
MOB 139 of Texas, L.P.	Delaware
MOB 14 of Florida, LLC	Delaware
MOB 147 of Tennessee, LLC	Delaware
MOB 17 of Florida, LLC	Delaware
MOB 2 of Florida, LLC	Delaware
MOB 3 of Florida, LLC	Delaware
MOB 46 of Nevada, LLC	Delaware
MOB 47 of Nevada, LLC	Delaware
MOB 48/49 of Nevada, LLC	Delaware
MOB 50 of Nevada, LLC	Delaware
MOB 59 of Tennessee, LLC	Delaware
MOB 65 of Tennessee, LLC	Delaware
MOB 66 of Tennessee, LLC	Delaware
MOB 68 of Tennessee, LLC	Delaware
MOB 69 of Tennessee, LLC	Delaware
MOB 70 of Tennessee, LLC	Delaware
MOB 71 of Tennessee, LLC	Delaware
MOB 72 of Tennessee, LLC	Delaware
MOB 74 of Tennessee, LLC	Delaware
MOB 75 of Tennessee, LLC	Delaware
MOB 77 of Texas, L.P.	Delaware
MOB 82/85/86 of Texas, L.P.	Delaware
MOB 83 of Texas, L.P.	Delaware

Entity Name	Jurisdiction of Organization or Formation
MOB 87 of Texas, L.P.	Delaware
MOB 88 of Texas, L.P.	Delaware
MOB 90 of Texas, L.P.	Delaware
MOB 93 of Texas, L.P.	Delaware
MOB 97 of Texas, L.P.	Delaware
MOB Colonial Building, LLC	Delaware
MOB GP Las Colinas II, LLC	Delaware
MOB Las Colinas II, L.P.	Delaware
MOB of Denver 1, LLC	Delaware
MOB of Denver 2, LLC	Delaware
MOB of Denver 3, LLC	Delaware
MOB of Denver 4, LLC	Delaware
MOB of Denver 5, LLC	Delaware
MOB of Denver 6, LLC	Delaware
MOB of Denver 7, LLC	Delaware
MOB Sky Ridge 1 of Colorado, LLC	Delaware
MOB Special Member, Inc.	Delaware
MOB Texas City 1 of Texas, L.P.	Delaware
MOB/Bay-1 of Florida, LLC	Delaware
MOB/GP 101 of Texas, LLC	Delaware
MOB/GP 103 of Texas, LLC	Delaware
MOB/GP 105 of Texas, LLC	Delaware
MOB/GP 111 of Texas, LLC	Delaware
MOB/GP 122 of Texas, LLC	Delaware
MOB/GP 124 of Texas, LLC	Delaware
MOB/GP 139 of Texas, LLC	Delaware
MOB/GP 77 of Texas, LLC	Delaware
MOB/GP 82/85/86 of Texas, LLC	Delaware
MOB/GP 83 of Texas, LLC	Delaware
MOB/GP 87 of Texas, LLC	Delaware
MOB/GP 88 of Texas, LLC	Delaware
MOB/GP 90 of Texas, LLC	Delaware
MOB/GP 93 of Texas, LLC	Delaware
MOB/GP 97 of Texas, LLC	Delaware
MOB/GP of Plano, LLC	Delaware
MOB/GP of Texas City, LLC	Delaware
MOB/GP of Texas, LLC	Delaware
MOB/GP Texas City 1 of Texas, LLC	Delaware
MOB/GP-West Houston, LLC	Delaware
MOB/LP of Plano, LLC	Delaware
MOB/LP of Texas City, LLC	Delaware
MOB/LP of Texas, LLC	Delaware
MOB/LP Texas Holding, LLC	Delaware
MOB-West Houston, L.P.	Delaware
Mooresville MOB, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Morristown MOB I, LLC	Delaware
Morristown MOB II, LLC	Delaware
Morristown MOB III, LLC	Delaware
Morristown MOB IV, LLC	Delaware
Needham Developers, LLC
New Healthpeak, Inc.	Maryland
NWSC MOB, LLC	Delaware
Oak Hill MOB, LLC	Delaware
Ocean Acquisition 1, LLC	Maryland
Ocean Acquisition 2, LLC	Florida
Ocean Acquisition 3, LLC	Delaware
Ocean TRS, LLC	Delaware
Old Henry Healthcare I, LLC	Kentucky
Omaha MOB Investors LLC	Florida
Omaha MOB Manager LLC	Delaware
Omaha MOB Owners LLC	Delaware
Orange Park MOB, LLC	Delaware
Overland Park MOB, LLC	Delaware
Pace MOB, LLC	Alabama
Pacific Acquisitions 2019, LLC	Delaware
Parker MOB Owners LLC	Delaware
PG I 169 Harbor, LLC	Delaware
PG II 230 East Grand, LLC	Delaware
PG III 250 East Grand, LLC	Delaware
PG Interim JV, LLC	Delaware
PG IV 256 East Grand, LLC	Delaware
PG JV I, LLC	Delaware
PG JV II, LLC	Delaware
PG JV III, LLC	Delaware
PG JV IV, LLC	Delaware
PG JV V, LLC	Delaware
PG JV VI, LLC	Delaware
PG JV VII, LLC	Delaware
PG JV VIII, LLC	Delaware
PG REIT I, LLC	Delaware
PG REIT II, LLC	Delaware
PG REIT III, LLC	Delaware
PG REIT IV, LLC	Delaware
PG REIT V, LLC	Delaware
PG REIT VI, LLC	Delaware
PG REIT VII, LLC	Delaware
PG REIT VIII, LLC	Delaware
PG V 260 East Grand, LLC	Delaware
PG VI 270 East Grand, LLC	Delaware
PG VII 280 East Grand, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
PG VIII 170 Harbor Way, LLC	Delaware
PG VIII 210-220 East Grand, LLC	Delaware
PG VIII 240 East Grand, LLC	Delaware
Pikesville Assisted Living, LLC	Maryland
Pinnacle at RidgeGate MOB, LLC	Delaware
Professional Center II MOB, LLC	Delaware
Queen City Health Investors, LLC	North Carolina
Raulerson MOB, LLC	Delaware
Research MOB, LLC	Delaware
River Oaks MOB Owners LLC	Delaware
Robin Run Garden Homes, LLC	Delaware
San Jose Special SPE LLC	Delaware
Santa Rosa I PropCo LLC	Delaware
Savannah MOB, LLC	Delaware
Scripture MOB, LLC	Delaware
S-H 2014 OpCo TRS, Inc.	Delaware
SH 2019 OpCo HoldCo I, LLC	Delaware
SH 2019 OpCo HoldCo II, LLC	Delaware
SH 2019 OpCo HoldCo III, LLC	Delaware
SH 2019 OpCo TRS I, LLC	Delaware
SH 2019 OpCo TRS II, LLC	Delaware
SH 2019 OpCo TRS III, LLC	Delaware
SH 2019 REIT I, LLC	Delaware
SH 2019 REIT II, LLC	Delaware
SH 2019 REIT III, LLC	Delaware
SH 2019 Ventures, LLC	Delaware
SH CSU OpCo HoldCo, LLC	Delaware
SH DR California IV HoldCo, LLC	Delaware
SH DR California IV, LLC	Delaware
SH DR V HoldCo, LLC	Delaware
SH DR V, LLC	Delaware
S-H DSL Investor, LLC	Delaware
SH DSL OpCo HoldCo, LLC	Delaware
S-H HCP/DSL Member, LLC	Delaware
S-H HCP/DSL Ventures, LLC	Delaware
S-H HCP/LCB OpCo Member, LLC	Delaware
S-H HCP/LCB OpCo Ventures, LLC	Delaware
S-H HCP/LCB PropCo Member, LLC	Delaware
S-H HCP/LCB PropCo Ventures, LLC	Delaware
S-H HCP/LCB Properties, LLC	Delaware
S-H Mid-Atlantic Master Tenant, LLC	Delaware
S-H Mid-Atlantic OpCo - Ellicott City, LLC	Delaware
S-H Mid-Atlantic OpCo - Friendship, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
S-H Mid-Atlantic OpCo - Laurel, LLC	Delaware
S-H Mid-Atlantic OpCo - Leesburg, LLC	Delaware
S-H Mid-Atlantic OpCo - Satyr Hill, LLC	Delaware
S-H Mid-Atlantic OpCo - Spotsylvania, LLC	Delaware
S-H Mid-Atlantic OpCo - St. Charles, LLC	Delaware
S-H Mid-Atlantic OpCo, LLC	Delaware
S-H Mid-Atlantic PropCo - Ellicott City, LLC	Delaware
S-H Mid-Atlantic PropCo - Friendship, LLC	Delaware
S-H Mid-Atlantic PropCo - Laurel, LLC	Delaware
S-H Mid-Atlantic PropCo - Leesburg, LLC	Delaware
S-H Mid-Atlantic PropCo - Satyr Hill, LLC	Delaware
S-H Mid-Atlantic PropCo - Spotsylvania, LLC	Delaware
S-H Mid-Atlantic PropCo - St. Charles, LLC	Delaware
S-H Mid-Atlantic PropCo, LLC	Delaware
S-H MRE/HCP PropCo Ventures II LLC	Delaware
SH Northridge CA OpCo, LLC	Delaware
SH OpCo Abilene, LLC	Delaware
SH OpCo Burleson, LLC	Delaware
S-H OpCo Carrington Pointe, LLC	Delaware
S-H OpCo Cherry Hills, LLC	Delaware
SH OpCo Chesapeake Place, LLC	Delaware
SH OpCo Chino Hills, LLC	Delaware
S-H OpCo Clear Lake, LLC	Delaware
SH OpCo Concord, LLC	Delaware
S-H OpCo Copperfield Village, LLC	Delaware
SH OpCo Crescent Point, LLC	Delaware
SH OpCo Crosswood Oaks, LLC	Delaware
S-H OpCo East Bay Manor, LLC	Delaware
SH OpCo Escondido Hills, LLC	Delaware
SH OpCo Fair Oaks, LLC	Delaware
S-H OpCo First Colony, LLC	Delaware
S-H OpCo Galleria, LLC	Delaware
S-H OpCo Germantown, LLC	Delaware
SH OpCo Good Place, LLC	Delaware
S-H OpCo Greenwich Bay Manor, LLC	Delaware
S-H OpCo Heritage Palmeras, LLC	Delaware
S-H OpCo Herons Run, LLC	Delaware
SH OpCo Huntington Beach, LLC	Delaware
S-H OpCo Manor at Newport Place, LLC	Delaware
SH OpCo Mariner Point, LLC	Delaware
SH OpCo Meadow Lakes, LLC	Delaware
SH OpCo Montecito, LLC	Delaware
SH OpCo Olney, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
S-H OpCo Olympia Fields, LLC	Delaware
S-H OpCo Park at Golf Mill, LLC	Delaware
S-H OpCo Park at Vernon Hills, LLC	Delaware
S-H OpCo Pecan Park, LLC	Delaware
S-H OpCo Pinecrest Place, LLC	Delaware
S-H OpCo Pointe at Newport Place, LLC	Delaware
S-H OpCo Prosperity Oaks, LLC	Delaware
SH OpCo Roseville, LLC	Delaware
SH OpCo San Jose, LLC	Delaware
SH OpCo Santa Clarita, LLC	Delaware
S-H OpCo Shavano Park, LLC	Delaware
S-H OpCo Spring Shadows Place, LLC	Delaware
S-H OpCo Terrace Memorial City, LLC	Delaware
S-H OpCo Terrace West, LLC	Delaware
SH OpCo Tesson Heights, LLC	Delaware
SH OpCo The Fairfax, LLC	Delaware
SH OpCo The Quadrangle, LLC	Delaware
S-H OpCo Twenty-One TRS, Inc.	Delaware
SH OpCo Valencia, LLC	Delaware
SH OpCo Veranda Club, LLC	Delaware
S-H OpCo Victoria, LLC	Delaware
S-H OpCo Vintage Park AL, LLC	Delaware
SH OpCo Vintage Park II, LLC	Delaware
S-H OpCo Waterside Retirement Estates, LLC	Delaware
SH OpCo Waxahachie, LLC	Delaware
S-H OpCo West Bay Manor, LLC	Delaware
SH OpCo Whittier, LLC	Delaware
S-H OpCo Willowbrook, LLC	Delaware
S-H OSL OpCo HoldCo, LLC	Delaware
S-H Otay Ranch OpCo Ventures, LLC	Delaware
S-H Otay Ranch OpCo, LLC	Delaware
S-H Otay Ranch PropCo Ventures, LLC	Delaware
SH PropCo Clear Lake, LLC	Delaware
SH PropCo Concord, LLC	California
SH PropCo Fair Oaks, LLC	California
SH PropCo First Colony, LLC	Delaware
SH PropCo Galleria, LLC	Delaware
SH PropCo Germantown, LLC	Delaware
SH PropCo Huntington Beach, LLC	California
SH PropCo Mariner Point, LLC	California
SH PropCo Olney II, LLC	Delaware
SH PropCo Olney, LLC	Delaware
SH PropCo Park at Vernon Hills, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
SH PropCo Pecan Park, LLC	Delaware
SH PropCo San Jose, LLC	California
SH PropCo Santa Clarita, LLC	California
SH PropCo Terrace Memorial City, LLC	Delaware
SH PropCo Terrace West, LLC	Delaware
SH PropCo Valencia, LLC	California
SH PropCo Vintage Park AL, LLC	Delaware
SH PropCo Whittier, LLC	California
S-H Santa Rosa OpCo LLC	Delaware
S-H Thirty-Five MOB Properties, LLC	Delaware
S-H Thirty-Five OpCo - Altamonte Springs, LLC	Delaware
S-H Thirty-Five OpCo - Amber Park, LLC	Delaware
S-H Thirty-Five OpCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Bella Vita, LLC	Delaware
S-H Thirty-Five OpCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Clearwater, LLC	Delaware
S-H Thirty-Five OpCo - Englewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Gayton Terrace, LLC	Delaware
S-H Thirty-Five OpCo - Graham, LLC	Delaware
S-H Thirty-Five OpCo - Grand Prairie, LLC	Delaware
S-H Thirty-Five OpCo - Lake Orienta, LLC	Delaware
S-H Thirty-Five OpCo - Lake Worth, LLC	Delaware
S-H Thirty-Five OpCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lowry, LLC	Delaware
S-H Thirty-Five OpCo - Lutz, LLC	Delaware
S-H Thirty-Five OpCo - North Richland Hills, LLC	Delaware
S-H Thirty-Five OpCo - Operator, LLC	Delaware
S-H Thirty-Five OpCo - Orange City, LLC	Delaware
S-H Thirty-Five OpCo - Parkview, LLC	Delaware
S-H Thirty-Five OpCo - Pocasset, LLC	Delaware
S-H Thirty-Five Opco - Port St. Lucie, LLC	Delaware
S-H Thirty-Five OpCo - Round Rock, LLC	Delaware
S-H Thirty-Five OpCo - San Antonio, LLC	Delaware
S-H Thirty-Five OpCo - San Marcos, LLC	Delaware
S-H Thirty-Five OpCo - Sarasota LLC	Delaware
S-H Thirty-Five OpCo - Tamarac Acquisition, LLC	Delaware
S-H Thirty-Five OpCo - Tamarac, LLC	Delaware
S-H Thirty-Five OpCo - Temple Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Treemont, LLC	Delaware
S-H Thirty-Five OpCo - Vero Beach, LLC	Delaware
S-H Thirty-Five OpCo - Waterford, LLC	Delaware
S-H Thirty-Five OpCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Wichita Falls, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
S-H Thirty-Five OpCo - Willowwood, LLC	Delaware
S-H Thirty-Five OpCo Ventures, LLC	Delaware
S-H Thirty-Five PropCo - Altamonte Springs, LLC	Delaware
S-H Thirty-Five PropCo - Amber Park, LLC	Delaware
S-H Thirty-Five PropCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Bella Vita, LLC	Delaware
S-H Thirty-Five PropCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Englewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Gayton Terrace, LLC	Delaware
S-H Thirty-Five PropCo - Graham, LLC	Washington
S-H Thirty-Five PropCo - Grand Prairie, LLC	Washington
S-H Thirty-Five Propco - Ground Tenant, LLC	Delaware
S-H Thirty-Five PropCo - Lake Worth, LLC	Delaware
S-H Thirty-Five PropCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lowry, LLC	Delaware
S-H Thirty-Five PropCo - Lutz, LLC	Delaware
S-H Thirty-Five PropCo - North Richland Hills 1, LLC	Washington
S-H Thirty-Five PropCo - North Richland Hills 2, LLC	Washington
S-H Thirty-Five PropCo - Orange City, LLC	Florida
S-H Thirty-Five PropCo - Parkview, LLC	Delaware
S-H Thirty-Five PropCo - Pocasset, LLC	Delaware
S-H Thirty-Five PropCo - Port St. Lucie, LLC	Delaware
S-H Thirty-Five PropCo - Round Rock, LLC	Washington
S-H Thirty-Five PropCo - San Antonio, LLC	Washington
S-H Thirty-Five PropCo - San Marcos, LLC	Washington
S-H Thirty-Five PropCo - Sarasota, LLC	Florida
S-H Thirty-Five PropCo - Tamarac Acquisition, LLC	Delaware
S-H Thirty-Five PropCo - Tamarac, LLC	Delaware
S-H Thirty-Five PropCo - Temple Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Treemont, LLC	Delaware
S-H Thirty-Five PropCo - Trowbridge, LLC	Delaware
S-H Thirty-Five PropCo - Vero Beach, LLC	Washington
S-H Thirty-Five PropCo - Waterford, LLC	Delaware
S-H Thirty-Five PropCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Wichita Falls, LLC	Washington
S-H Thirty-Five Propco - Willowwood, LLC	Delaware
S-H Thirty-Five PropCo - Woodside Village, LLC	Delaware
S-H Thirty-Five PropCo - Wyndham Lakes, LLC	Delaware
S-H Thirty-Five PropCo Ventures, LLC	Delaware
S-H Thirty-Five Properties, LLC	Delaware
S-H Twenty-One OpCo Ventures, LLC	Delaware
S-H Twenty-One PropCo Ventures, LLC	Delaware
S-H Twenty-One Properties, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
S-H Watertown Square OpCo, LLC	Delaware
SHAC, LLC	Alabama
Shavano Park HCP, LLC	Delaware
SJH Medical Office Partners, Ltd.	Texas
SJH Office Equity Investors, Ltd.	Texas
St. Francis MOB, LLC	Delaware
Suburban Connector, LLC	Kentucky
Suburban Properties LLC	Kentucky
Tampa HCP, LLC	Delaware
TBCI-LS 100 CDP, LLC	Delaware
TCO Burnsville MOB, LLC	Delaware
Texarkana Medical Equity Investors LLC	Delaware
Texarkana Partners Limited	Texas
Texas HCP AL, L.P.	Delaware
Texas HCP Holding, L.P.	Delaware
Texas HCP Medical Office Buildings, L.P.	Delaware
Texas Healthpeak G.P., LLC	Delaware
Texas Healthpeak Medical G.P., LLC	Delaware
Texas Healthpeak, LLC	Delaware
Torrey Pines Science Center Limited Partnership	Delaware
Township Women's Center MOB, LLC	Delaware
TPSC IV LLC	Delaware
TPSC IX, LLC	Delaware
TPSC VI LLC	Delaware
Victoria HCP, LLC	Delaware
Vintage Park II Member, LLC	Delaware
Watkins MOB I, LLC	Delaware
Watkins MOB II, LLC	Delaware
Webster MOB I, LLC	Delaware
Webster MOB II, LLC	Delaware
West Hills MOB, LLC	Delaware
Westminster HCP, LLC	Delaware
Westridge Insurance Company, Inc.	Hawaii
Westside MOB, LLC	Delaware
WHOT MOB, LLC	Delaware
Wichita MOB, LLC	Delaware
WPG Concord Senior Living LLC	California
WPG Fair Oaks Senior Living LLC	California
WPG Huntington Beach Senior Living LLC	California
WPG Mariner Point Senior Living LLC	California
WPG San Jose Senior Living LLC	California
WPG Santa Clarita Senior Living LLC	California

Entity Name	Jurisdiction of Organization or Formation
WPG Valencia Senior Living LLC	California
WPG Whittier Senior Living LLC	California